UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2002

SOUTHWEST GAS CORPORATION
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization) 5241 Spring Mountain Road Post Office Box 98510 Las Vegas, Nevada (Address of principal executive offices)	1-7850 (Commission File Number)	88-0085720 (I.R.S. Employer Identification No.) 89193-8510 (Zip Code)

Registrant's telephone number, including area code: (702) 876-7237

Item 9. Regulation FD Disclosure

On August 12, 2002, Southwest Gas Corporation (the Company) released summary financial information to the general public, including the investment community, regarding the Company’s operating performance and financial position for the quarter, six months, and twelve months ended June 30, 2002. The financial information released is included herein. The following information is summary in nature and should not be considered complete financial statements.

SOUTHWEST GAS CORPORATION
SUMMARY STATEMENTS OF INCOME
(In thousands, except per share amounts)
(Unaudited)

	SIX MONTHS ENDED JUNE 30,		TWELVE MONTHS ENDED JUNE 30,
	2002	2001	2002	2001

Gas operating revenues	$667,630	$673,516	$1,187,216	$1,119,263
Net cost of gas sold	379,285	409,169	647,663	610,186

Operating margin	288,345	264,347	539,553	509,077
Operations and maintenance expenses	130,335	124,261	259,100	241,769
Depreciation, amortization, and general taxes	73,549	68,381	142,446	130,941

Operating income	84,461	71,705	138,007	136,367
Net interest deductions	39,168	39,528	78,386	75,535
Preferred securities distribution	2,738	2,738	5,475	5,475

Pretax utility income	42,555	29,439	54,146	55,357
Utility income taxes	16,184	11,216	17,979	18,796

Net utility income	26,371	18,223	36,167	36,561
Merger litigation settlements, net	(9,000)	--	(9,000)	--
Other income (expense), net	3,286	2,741	5,152	4,896

Contribution to net income - gas operations	20,657	20,964	32,319	41,457
Contribution to net income - construction services	1,629	1,705	4,454	4,054

Net income	$22,286	$22,669	$36,773	$45,511

Earnings per share - gas operations	$0.63	$0.66	$0.99	$1.30
Earnings per share - construction services	0.05	0.05	0.14	0.13

Basic earnings per share	$0.68	$0.71	$1.13	$1.43

Diluted earnings per share	$0.67	$0.70	$1.12	$1.42

Average outstanding common shares	32,759	31,911	32,542	31,717
Average shares outstanding (assuming dilution)	33,025	32,172	32,820	31,967

See Notes to Summary Financial Statements.
SOUTHWEST GAS CORPORATION SUMMARY STATEMENTS OF INCOME (In thousands, except per share amounts) (Unaudited)

	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,		TWELVE MONTHS ENDED JUNE 30,
	2002	2001	2002	2001	2002	2001
Gas operating revenues	$211,425	$226,296	$667,630	$673,516	$1,187,216	$1,119,263
Net cost of gas sold	104,622	129,462	379,285	409,169	647,663	610,186

Operating margin	106,803	96,834	288,345	264,347	539,553	509,077
Operations and maintenance expenses	65,033	64,051	130,335	124,261	259,100	241,769
Depreciation, amortization, and general taxes	36,727	34,018	73,549	68,381	142,446	130,941

Operating income (loss)	5,043	(1,235)	84,461	71,705	138,007	136,367
Net interest deductions	20,533	19,753	39,168	39,528	78,386	75,535
Preferred securities distribution	1,369	1,369	2,738	2,738	5,475	5,475

Pretax utility income (loss)	(16,859)	(22,357)	42,555	29,439	54,146	55,357
Utility income taxes	(6,695)	(8,567)	16,184	11,216	17,979	18,796

Net utility income (loss)	(10,164)	(13,790)	26,371	18,223	36,167	36,561
Merger litigation settlements, net	(9,000)	--	(9,000)	--	(9,000)	--
Other income (expense), net	(2,666)	1,425	3,286	2,741	5,152	4,896

Contribution to net income (loss)- gas operations	(21,830)	(12,365)	20,657	20,964	32,319	41,457
Contribution to net income - construction services	1,220	1,225	1,629	1,705	4,454	4,054

Net income (loss)	$(20,610)	$(11,140)	$22,286	$22,669	$36,773	$45,511

Earnings (loss) per share - gas operations	$(0.67)	$(0.39)	$0.63	$0.66	$0.99	$1.30
Earnings per share - construction services	0.04	0.04	0.05	0.05	0.14	0.13

Basic earnings (loss) per share	$(0.63)	$(0.35)	$0.68	$0.71	$1.13	$1.43

Diluted earnings (loss) per share	$(0.63)	$(0.35)	$0.67	$0.70	$1.12	$1.42

Average outstanding common shares	32,897	32,000	32,759	31,911	32,542	31,717
Average shares outstanding (assuming dilution)	--	--	33,025	32,172	32,820	31,967

The summary statements of income have been prepared by Southwest Gas Corporation (the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP). However, it produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

SOUTHWEST GAS CORPORATION SUMMARY BALANCE SHEET AT JUNE 30, 2002 (In thousands) (Unaudited)
ASSETS
UTILITY PLANT
Gas plant, net of accumulated depreciation	$1,827,324
Construction work in progress	58,208

Net utility plant	1,885,532

OTHER PROPERTY AND INVESTMENTS
Investment in construction services subsidiary	37,545
Other	43,229

Total other property and investments	80,774

CURRENT AND ACCRUED ASSETS
Cash and cash equivalents	4,811
Receivables - less reserve of $1,640 for uncollectibles	74,626
Accrued utility revenue	27,974
Deferred taxes	12,860
Other	40,149

Total current and accrued assets	160,420

DEFERRED DEBITS
Unamortized debt expense	18,210
Other deferred debits	24,099

Total deferred debits	42,309

TOTAL ASSETS	$2,169,035

CAPITALIZATION AND LIABILITIES
CAPITALIZATION
Common stockholders' equity
Common stock equity, $1 par, 32,969 shares outstanding	$514,687
Retained earnings	65,433

Total common stockholders' equity	580,120	35.1%
Preferred securities of Southwest Gas Capital I, 9.125%	60,000	3.6
Long-term debt including current maturities - NOTE 2	1,012,972	61.3

Total capitalization	1,653,092	100.0%

CURRENT AND ACCRUED LIABILITIES
Notes payable	1,500
Accounts payable	47,567
Customer deposits	32,013
Taxes accrued (including income taxes)	38,380
Deferred purchased gas costs	19,779
Other	67,848

Total current and accrued liabilities	207,087

DEFERRED CREDITS
Deferred investment tax credits	14,234
Deferred income taxes	213,384
Other	81,238

Total deferred credits	308,856

TOTAL CAPITALIZATION AND LIABILITIES	$2,169,035

See Notes to Summary Financial Statements.
SOUTHWEST GAS CORPORATION SUMMARY STATEMENT OF CASH FLOWS SIX MONTHS ENDED JUNE 30, 2002 (In thousands) (Unaudited)
CASH FLOWS FROM OPERATIONS:
Net income	$22,286
Adjustments to reconcile net income to net
cash provided by operating activities:
Depreciation and amortization	55,740
Change in receivables and payables	46,564
Change in gas cost related balancing items	103,280
Change in accrued taxes	33,221
Change in deferred taxes	(25,093)
Allowance for funds used during construction	(1,445)
Other	10,497

Net cash provided by operating activities	245,050

CASH FLOWS FROM INVESTING ACTIVITIES:
Construction expenditures	(114,662)
Other	11,476

Net cash used in investing activities	(103,186)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from stock issuances	10,154
Dividends paid	(13,422)
Change in notes payable	(91,500)
Retirement of long-term debt	(200,000)
Temporary paydown of credit facility	(67,000)
Long-term debt issuances, net	197,948

Net cash used in financing activities	(163,820)

Change in cash and cash equivalents	(21,956)
Cash at beginning of period	26,767

Cash at end of period	$4,811

SUPPLEMENTAL INFORMATION:
Interest paid, net of amounts capitalized	$36,675
Income taxes, net of refunds	$854

See Notes to Summary Financial Statements.
SOUTHWEST GAS CORPORATION NOTES TO SUMMARY FINANCIAL STATEMENTS (In thousands) (Unaudited)

NOTE 1 - BASIS OF PRESENTATION:

        The summary financial statements have been prepared by Southwest Gas Corporation (the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP), and certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted. The summary financial statement presentation in this report produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

NOTE 2 - LONG-TERM DEBT:

Revolving credit facility, variable rate	$33,000
Debentures:
7.5% due 2006	75,000
8% due 2026	75,000
Notes, 8.375%, due 2011	200,000
Notes, 7.625%, due 2012	200,000
Medium-term notes:
7.59% due 2017	25,000
7.75% due 2005	25,000
7.78% due 2022	25,000
7.92% due 2027	25,000
6.89% due 2007	17,500
6.76% due 2027	7,500
6.27% due 2008	25,000
Industrial development revenue bonds:
Variable-rate bonds, Series A, due 2028	50,000
7.3% 1992 Series A, due 2027	30,000
7.5% 1992 Series B, due 2032	100,000
6.5% 1993 Series A, due 2033	75,000
6.1% 1999 Series A, due 2038	12,410
5.55% 1999 Series D, due 2038	8,270
5.95% 1999 Series C, due 2038	14,320
Unamortized discount on long-term debt	(10,028)

TOTAL LONG-TERM DEBT	$1,012,972

ESTIMATED CURRENT MATURITIES	$--

SOUTHWEST GAS CORPORATION SELECTED STATISTICAL DATA JUNE 30, 2002 FINANCIAL STATISTICS
Market value to book value per share at year end	141%
Twelve months to date return on equity -- total company	6.5%
-- gas segment	6.0%
Common stock dividend yield at year end	3.3%

GAS OPERATIONS SEGMENT
			Authorized
	Authorized	Authorized	Return on
	Rate Base	Rate of	Common
Rate Jurisdiction	(In thousands)	Return	Equity
Arizona (1)	$541,104	9.38%	11.25%
Southern Nevada (1)	237,165	9.50	11.55
Northern Nevada (1)	63,986	9.67	11.55
Southern California	69,486	9.94	11.35
Northern California	28,849	10.02	11.35
Paiute Pipeline Company (1)	75,059	9.69	11.60

(1) Estimated amounts based on rate case settlements. SYSTEM THROUGHPUT BY CUSTOMER CLASS
	SIX MONTHS ENDED JUNE 30,		TWELVE MONTHS ENDED JUNE 30,
(In dekatherms)	2002	2001	2002	2001

Residential	39,964,402	40,253,470	58,705,210	62,744,237
Small commercial	16,918,647	17,070,378	27,844,742	28,901,749
Large commercial	7,432,951	4,216,649	13,974,612	7,484,295
Industrial / Other	11,651,141	14,251,649	25,776,715	26,829,249
Transportation	57,251,046	65,119,495	118,951,844	148,143,616

Total system throughput	133,218,187	140,911,641	245,253,123	274,103,146

HEATING DEGREE DAY COMPARISON

Actual	1,392	1,449	1,901	2,174
Ten-year average	1,373	1,361	1,979	1,977

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 12, 2002	SOUTHWEST GAS CORPORATION /s/ ROY R. CENTRELLA Roy R. Centrella Vice President/Controller/Chief Accounting Officer